                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                       _________________________

                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

                            FEBRUARY 18, 2000
                    ----------------------------------
                            (Date of Report)


               ADVANCED DIGITAL INFORMATION CORPORATION
      ------------------------------------------------------------------
          (Exact Name of Registrant as Specified in Charter)

          WASHINGTON                      0-21103                 91-1618616
-------------------------------   ------------------------  -------------------
  (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
     of Incorporation)                                       Identification No.)


          11431 WILLOWS ROAD NE, PO BOX 97057, REDMOND, WA  98073-9757
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


                                   (425) 881-8004
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          (Registrant's Telephone Number, Including Area Code)


                                   NONE
--------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

     On February 16, 2000, Advanced Digital Information Corporation announced that its Board of Directors approved a two-for-one split of its common stock in the form of a stock dividend. Shareholders will receive one additional share for every share held on the record date of March 1, 2000. Additional shares will be mailed or delivered on or about March 13, 2000, by the company's transfer agent, ChaseMellon Shareholder Services, LLC. The common stock will begin trading on a post-split basis on March 14, 2000.

                                                                      PAGE 1

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCED DIGITAL
                                        INFORMATION CORPORATION

Dated:  February 18, 2000               By /s/ LESLIE S. ROCK
                                          ---------------------------------
                                          Leslie S. Rock
                                          Secretary and Treasurer




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